Nuveen Quantitative Large Cap Core Fund (formerly First American Quantitative Large Cap Core Fund)
Summary Prospectus | February 26, 2010, as supplemented January 18, 2011
Ticker: Class A–FQCAX, Class C–FQCCX, Class I–FQCYX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated February 26, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective
The investment objective of the fund is to provide, over the long term, a total return that exceeds the total return of the Standard & Poor’s 500 Index (S&P 500 Index).

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “What Share Classes We Offer” on page 103 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information. Please note that Class I shares were formerly designated as Class Y shares.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I

Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[3]	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	0.99%	1.74%	0.74%
Less Expense Reimbursement	(0.28)%	(0.28)%	(0.28)%

Net Annual Operating Expenses[4]	0.71%	1.46%	0.46%

Example
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	I	A	C	I

1 Year	$73	$149	$47	$73	$149	$47
3 Years	$287	$521	$208	$287	$521	$208
5 Years	$520	$918	$384	$520	$918	$384
10 Years	$1,188	$2,029	$892	$1,188	$2,029	$892

Nuveen Investments

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Fee applies to individual retirement accounts (IRAs) and Coverdell Education Savings Accounts. Other accounts with balances below $1,000 may be liquidated at the discretion of the fund’s investment adviser upon prior written notice to shareholders.

3	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The adviser has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding any acquired fund fees and expenses, do not exceed 0.70%, 1.45%, and 0.45%, respectively, for Class A, Class C, and Class I shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 75% of the average value of its portfolio. The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks chosen for market size, liquidity and industry group representation, with a focus on the large cap segment of the market. The market capitalizations of companies in the S&P 500 Index ranged from approximately $1.3 billion to $368.7 billion as of December 31, 2010, with an average market capitalization of approximately $22.9 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the adviser anticipates that generally the fund’s capitalization weightings will be similar to those of the S&P 500 Index. The fund’s investments may include common stocks of foreign issuers which are listed on a U.S. stock exchange.

The fund is actively managed using a proprietary quantitative process which projects a stock’s performance based upon a variety of factors, such as the stock’s growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today’s economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund’s investable universe to the various factors and projects each stock’s performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund’s overall projected return within the constraints that have been established to limit the fund’s tracking error as compared to the S&P 500 Index.

The fund may buy and sell stock index futures contracts. The fund may use futures contracts to manage market or business risk or enhance the fund’s return. The fund may also invest in exchange-traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Quantitative Management Risk—Because the fund is actively managed using the quantitative process described above, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—When the fund invests in exchange-traded funds, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the exchange-traded funds.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Foreign Security Risk—Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with securities of domestic issuers. For example, prices of such securities are influenced by currency fluctuations, and political or social instability or diplomatic developments in the issuer’s country could adversely affect the securities.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

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Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures.

Class A Annual Total Return

During the three-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 14.99% and −20.58%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2010
	Inception		Since
	Date	1 Year	Inception

Class Returns Before Taxes:
Class A	7/31/07	13.93%	(2.50)%
Class C	7/31/07	13.17%	(3.21)%
Class I	7/31/07	14.30%	(2.25)%

Class A Return After Taxes:
On Distributions		13.72%	(2.80)%
On Distributions and Sale of Fund Shares		9.32%	(2.17)%

S&P 500 Index[1] (reflects no deduction for fees, expenses, or taxes)		15.06%	(2.00)%

1	An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

Management

Investment Adviser
Nuveen Fund Advisors, Inc.

Sub-Adviser
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Nuveen Investments

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Walter A. French	Senior Vice President	July 2007
David R. Cline	Vice President	July 2007
David A. Friar	Assistant Vice President	July 2007
Keith B. Hembre	Managing Director	July 2007

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A	Class C	Class I
Eligibility and Minimum Initial Investment	Available only through fee-based programs and certain retirement plans. $250 minimum for accounts opened through fee-based programs. No minimum for retirement plans.	$3,000 for all accounts except:

•   $2,500 for Traditional/Roth IRA accounts.

•   $2,000 for Coverdell Education Savings Accounts.

•   $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.	Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•   $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

			• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	$100	No minimum.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MPM-FQLCC2-0111P